UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023
BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrant As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Boston Properties, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) on May 23, 2023. At the 2023 Annual Meeting, the stockholders of the Company (1) elected Kelly A. Ayotte, Bruce W. Duncan, Carol B. Einiger, Diane J. Hoskins, Mary E. Kipp, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Owen D. Thomas, William H. Walton, III and Derek Anthony (Tony) West to the Company’s Board of Directors, (2) approved a non-binding, advisory vote on named executive officer compensation, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, (3) approved on a non-binding, advisory basis the frequency of every year for holding the advisory vote on named executive officer compensation and (4) ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Company currently intends to hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.
The following is a statement of the number of votes cast for and against each director nominee and each other matter voted upon, as applicable, and with respect to the non-binding, advisory vote on the frequency of holding the advisory vote on named executive officer compensation, the number of votes cast for a frequency of every year, every two years and every three years. In addition, the following sets forth the number of abstentions and broker non-votes with respect to each director nominee and each other matter, as applicable.
Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	127,535,365	10,841,866	719,830	5,213,520
Bruce W. Duncan	135,137,654	3,239,154	720,253	5,213,520
Carol B. Einiger	131,241,226	7,139,424	716,411	5,213,520
Diane J. Hoskins	135,217,885	3,162,860	716,316	5,213,520
Mary E. Kipp	136,694,686	1,650,179	752,196	5,213,520
Joel I. Klein	125,045,658	13,331,316	720,087	5,213,520
Douglas T. Linde	136,361,114	2,012,864	723,083	5,213,520
Matthew J. Lustig	124,407,412	13,965,337	724,312	5,213,520
Owen D. Thomas	112,560,986	18,328,354	8,207,721	5,213,520
William H. Walton, III	137,100,946	1,272,901	723,214	5,213,520
Derek Anthony (Tony) West	137,669,762	702,686	724,613	5,213,520
Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
123,768,210	14,503,681	825,170	5,213,520

Proposal 3 - Non-binding, Advisory Vote on Frequency of Holding the Non-binding, Advisory Vote on Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
135,236,723	24,399	3,109,085	726,854	5,213,520

Proposal 4 - Ratification of Appointment of PWC

For	Against	Abstain	Broker Non-Votes
138,013,696	6,213,179	83,706	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.LAB	Inline XBRL Taxonomy Extension Calculation Linkbase Document
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 23, 2023